                                                                    Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined balance sheet assumes the Hudson Respiratory Care Inc. transaction occurred on June 27, 2004. The unaudited pro forma condensed combined statements of income assume the Hudson Respiratory Care Inc. transaction occurred on December 30, 2002.

For purposes of developing the unaudited pro forma condensed combined balance sheet as of June 27, 2004, Hudson Respiratory Care Inc.'s assets and liabilities have been recorded at their estimated fair values and the excess purchase price has been assigned to goodwill. The fair values assigned in these pro forma financial statements are preliminary and represent management's best estimate of current fair values which are subject to revision. A final determination of required purchase accounting will be made upon completion of a study by Teleflex Incorporated in conjunction with independent appraisers to determine fair value of certain of Hudson Respiratory Care Inc.'s assets and liabilities. The actual financial position and results of operations may differ from the pro forma amounts reflected.

Teleflex Incorporated and Hudson Respiratory Care Inc. financial statements are prepared in conformity with generally accepted accounting principles and require Teleflex Incorporated and Hudson Respiratory Care Inc. management to make accounting estimates that could affect the financial condition and operating results of the companies.

The unaudited pro forma condensed combined financial statements reflect neither the impact of costs to integrate Hudson Respiratory Care Inc. nor the benefit expected from the synergies. These costs will be part of purchase accounting once a final plan has been approved and implemented.

Certain costs in the consolidated statements of income for Hudson Respiratory Care Inc. have been reclassified to conform to the line item presentation in the pro forma condensed combined statements of income. Certain liability balances of Hudson Respiratory Care Inc. have been reclassified to conform to the line item presentation in the pro forma condensed combined balance sheet.

Intercompany sales and purchase transactions have been eliminated in the unaudited pro forma condensed combined statements of income.

    UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 27, 2004

                             (DOLLARS IN THOUSANDS)

                                                          HISTORICAL      HISTORICAL       PRO FORMA               PRO FORMA
                                                           TELEFLEX         HUDSON        ADJUSTMENTS               COMBINED
                                                           --------         ------        -----------               --------
                                     ASSETS

Current assets
   Cash and cash equivalents                              $   81,522      $    5,835       $   (3,777)     A       $   83,580
   Accounts receivable less allowance for
     doubtful accounts                                       505,838          26,706               --                 532,544
   Inventories                                               425,139          27,695            3,237      B          456,071
   Prepaid expenses                                           22,718           2,205               12      C           24,935
                                                          ----------      ----------       ----------              ----------
          Total current assets                             1,035,217          62,441             (528)              1,097,130

Property, plant and equipment, at cost,
  less accumulated depreciation                              629,531          38,725           16,722      D          684,978
Goodwill                                                     286,130          39,912          153,383      E          479,425
Intangibles and other assets                                 114,534           7,021          122,974      F          244,529
Investments in affiliates                                     32,362              --               --                  32,362
                                                          ----------      ----------       ----------              ----------
          Total assets                                    $2,097,774      $  148,099       $  292,551              $2,538,424
                                                          ==========      ==========       ==========              ==========

                    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
   Current portion of borrowings and demand loans         $  172,326      $    8,979       $   77,203      G       $  258,508
   Accounts payable and accrued expenses                     337,913          26,635           (1,901)     H          362,647
   Income taxes payable                                       48,579             507               --                  49,086
                                                          ----------      ----------       ----------              ----------
          Total current liabilities                          558,818          36,121           75,302                 670,241

Long-term borrowings                                         205,692         223,738          163,822      G          593,252
Mandatory redeemable preferred stock                              --          59,791          (59,791)     G               --
Deferred income taxes and other                              218,385           2,199          (60,532)     I          160,052
                                                          ----------      ----------       ----------              ----------
          Total liabilities                                  982,895         321,849          118,801               1,423,545

Shareholders' equity                                       1,114,879        (173,750)         173,750               1,114,879
                                                          ----------      ----------       ----------              ----------
          Total liabilities and shareholders' equity      $2,097,774      $  148,099       $  292,551              $2,538,424
                                                          ==========      ==========       ==========              ==========

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 27, 2004
          A         Record payment of deferred financing costs

          B         Preliminary fair value adjustment of inventory

          C         Preliminary adjustment for quarterly fees to bond holder

          D         Preliminary fair value adjustment of fixed assets

          E         Preliminary estimate of goodwill

                       Acquisition goodwill                                                              193,295
                       Value of Hudson Respiratory Care Inc. goodwill eliminated
                         in purchase accounting                                                          (39,912)
                                                                                                        ---------
                                                                                                         153,383
          F         Preliminary estimate of intangible and other assets adjustment

                       Preliminary estimate of intangible assets
                                             Trade names (indefinite life)                                74,500
                                             Patents (11.5 year life)                                        900
                                             Customer relationships (10 year life)                        49,700

                       Net value of Hudson Respiratory Care Inc. deferred financing costs eliminated in purchase accounting and deferred
                         financing costs recorded by Teleflex.                                            (2,126)
                                                                                                        ---------
                                                                                                         122,974

          G         Preliminary estimate of changes in demand loans and
                     long-term debt

                        Teleflex debt borrowed as part of the acquisition                                463,850
                        Hudson Respiratory Care Inc. debt outstanding
                             as of June 30, 2004 and repaid by Teleflex                                 (282,616)
                                                                                                        ---------
                                                                                                         181,234

          H         Preliminary estimate of accounts payable and
                      accrued expenses adjustment

                        Preliminary estimate of a reserve for vendor
                            debit memos deemed uncollectible.                                                354
                        Accrued interest on debt outstanding at June 30, 2004
                             and repaid by Teleflex                                                       (2,255)
                                                                                                        --------
                                                                                                          (1,901)

          I         Preliminary estimate of deferred tax benefit. An escrow of
                            $43,000 was established at settlement in case of impairment.
                            The deferred tax benefit is a result of Hudson Respiratory
                            Care Inc's net operating loss carry forward.                                 (46,000)

                    Preliminary deferred tax adjustment resulting from a difference
                            in tax basis prior to acquisition                                            (39,000)

                    Preliminary deferred tax adjustment resulting from the
                            difference in tax basis of depreciable fixed assets and
                            intangible step-ups.                                                          24,468
                                                                                                        ---------
                                                                                                         (60,532)

PRELIMINARY ALLOCATION OF PURCHASE PRICE
CASH CONSIDERATION
     Cash payments                                        $ 419,585
     Escrow in case of deferred tax asset impairment         43,000
     Cash received                                           (5,835)
                                                          ---------
                                                          $ 456,750
     Transaction costs                                        1,265
                                                          ---------
                                                          $ 458,015

ASSETS
     Inventory                                            $  26,706
     Receivables                                             30,932
     Other current assets                                     2,217
     Property, plant and equipment                           55,447
     Intangibles                                            125,100
     Deferred tax asset                                      85,000
     Other assets                                             1,118
                                                          ---------
                                                          $ 326,520

LIABILITIES
     Short-term debt assumed                              $   5,299
     Accounts payable and accrued expenses                   24,734
     Taxes payable                                              507
     Long-term debt assumed                                   4,593
     Deferred tax liability                                  24,468
     Other liabilities                                        2,199
                                                          ---------
                                                             61,800

     PRELIMINARY ESTIMATE OF NET ASSETS ACQUIRED          $ 264,720

     Acquisition goodwill                                 $ 193,295

     Hudson Respiratory Care Inc. goodwill                  (39,912)
                                                          ---------
     Goodwill acquisition adjustment                      $ 153,383
                                                          =========

 UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED
                               DECEMBER 28, 2003

               (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE)

                                                            HISTORICAL
                                                   ----------------------------
                                                                      HUDSON
                                                                    RESPIRATORY   PRO FORMA         COMBINED
                                                    TELEFLEX           CARE      ADJUSTMENTS        PRO FORMA
                                                    --------           ----      -----------        ---------
Revenues                                           $ 2,282,435      $   184,595   $       (7) A    $ 2,467,023
                                                   -----------      -----------   ----------       -----------
Cost of sales                                        1,684,647          102,610        2,404  B      1,789,661
Operating expenses                                     423,028           53,405        5,048  C        481,481
Loss on early extinguishment of debt                        --              573           --               573
(Gain)/loss on sale of businesses and assets            (3,068)              95           --            (2,973)
                                                   -----------      -----------   ----------       -----------
   Total costs and expenses                          2,104,607          156,683        7,452         2,268,742
                                                   -----------      -----------   ----------       -----------

Income before interest and taxes                       177,828           27,912       (7,459)          198,281
Interest expense                                        26,337           24,612       (1,756) D         49,193
                                                   -----------      -----------   ----------       -----------
Income before taxes                                    151,491            3,300       (5,703)          149,088
Provision for taxes on income                           42,388            1,716       (2,073) E         42,031
                                                   -----------      -----------   ----------       -----------
Net income                                         $   109,103      $     1,584   $   (3,630)      $   107,057
                                                   ===========      ===========   ==========       ===========

Earnings per share
  Basic                                            $      2.76                                     $      2.70
  Diluted                                          $      2.73                                     $      2.68

Average number of common and common equivalent
  shares outstanding
  Basic                                                 39,598                                          39,598
  Diluted                                               39,942                                          39,942

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
A    Represents pro forma adjustment to eliminate sales activity between
         Teleflex and Hudson Respiratory Care Inc.

B    Represents pro forma adjustment to eliminate sales activity
         between Teleflex and Hudson Respiratory Care Inc.                                      (7)
     Represents pro forma adjustment to reflect additional depreciation
         expense for the fair value increase to property, plant and equipment                 2,411
                                                                                              -----
                                                                                              2,404

C    Represents pro forma adjustment to reflect amortization of intangible assets.

D    Represents pro forma adjustment to reflect debt incurred to acquire Hudson
         Respiratory Care Inc. and retire a portion of its debt outstanding and net difference in amortization of deferred financing costs.

E    Represents the aggregate pro forma income tax effect of notes B, C and  D.

     Note: The statement of income does not reflect the expected synergies of the acquisition.

] UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE SIX MONTHS
                              ENDED JUNE 27, 2004

               (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE)

                                                            HISTORICAL
                                                   ----------------------------
                                                                      HUDSON
                                                                    RESPIRATORY    PRO FORMA           COMBINED
                                                    TELEFLEX           CARE       ADJUSTMENTS          PRO FORMA
                                                    --------           ----       -----------          ---------
Revenues                                           $ 1,291,429      $    97,601   $        (4) A      $ 1,389,026
                                                   -----------      -----------   -----------         -----------

Cost of sales                                          951,817           52,451         1,202  B        1,005,470
Operating expenses                                     243,391           34,293         2,524  C          280,208
Gain on sale of businesses and assets                   (5,083)              --            --              (5,083)
                                                   -----------      -----------   -----------         -----------
   Total costs and expenses                          1,190,125           86,744         3,726           1,280,595
                                                   -----------      -----------   -----------         -----------

Income before interest and taxes                       101,304           10,857        (3,730)            108,431
Interest expense                                        12,920           14,359        (2,853) D           24,426
                                                   -----------      -----------   -----------         -----------
Income before taxes                                     88,384           (3,502)         (877)             84,005
Provision for taxes on income                           24,747            1,332          (312) E           25,767
                                                   -----------      -----------   -----------         -----------

Net income                                         $    63,637      $    (4,834)  $      (565)        $    58,238
                                                   ===========      ===========   ===========         ===========

Earnings per share
  Basic                                            $      1.59                                        $      1.45
  Diluted                                          $      1.57                                        $      1.44

Average number of common and common equivalent
  shares outstanding
  Basic                                                 40,093                                             40,093
  Diluted                                               40,498                                             40,498

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
A    Represents pro forma adjustment to eliminate sales activity between
         Teleflex and Hudson Respiratory Care Inc.

B    Represents pro forma adjustment to eliminate sales activity
         between Teleflex and Hudson Respiratory Care Inc.                          (4)
     Represents pro forma adjustment to reflect additional depreciation
         expense for the fair value increase to property, plant and equipment     1,206
                                                                                  -----
                                                                                  1,202

C    Represents pro forma adjustment to reflect amortization of intangibles assets

D    Represents pro forma adjustment to reflect debt incurred to acquire Hudson
         Respiratory Care Inc. and retire a portion of its debt outstanding, and net difference in amortization of deferred financing costs.

E    Represents the aggregate pro forma income tax effect of notes B, C and D

     Note: The statement of income does not reflect the expected synergies of the acquisition.